JNF DYNASTY LIQUID ALTERNATIVES PORTFOLIO

Supplement dated January 8, 2015

to the Statement of Additional Information dated October 20, 2014

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The following disclosure replaces the first four paragraphs of the section entitled “DISCLOSURE OF THE PORTFOLIO’S HOLDINGS.”

The Trust has adopted policies and procedures that govern the disclosure of the Portfolio's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Portfolio shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Portfolio discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, The Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period.  The Portfolio may periodically provide more frequent disclosures of its portfolio holdings on the adviser’s website, www.jeffnat.com.

The Portfolio may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

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This Supplement, and the Prospectus and Statement of Additional Information both dated October 20, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated October 20, 2014, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling  toll-free 1- 866-667-0564.